                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported) - FEBRUARY 15, 2005



                                  ALLETE, INC.
             (Exact name of Registrant as specified in its charter)

        MINNESOTA                     1-3548                      41-0418150
(State of Incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting  material pursuant to  Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

ALLETE, Inc. (ALLETE or Company) sponsors a leveraged employee stock ownership plan (ESOP) as part of the Company's Retirement Savings and Stock Ownership Plan. As a result of the September 2004 spin-off of ADESA, Inc. (ADESA), the ESOP received 3.3 million shares of ADESA common stock related to unearned ESOP shares that have not been allocated to participants. The ESOP was required to sell the ADESA common stock and use the proceeds to purchase ALLETE common stock on the open market. At December 31, 2004, the ESOP had sold all of these ADESA shares. The 3.3 million ADESA shares sold by the ESOP in 2004 resulted in total proceeds of $65.9 million. Under the direction of an independent trustee, the ESOP began using the proceeds to purchase shares of ALLETE common stock in October 2004. As of February 15, 2005, all of the proceeds had been used to purchase ALLETE common stock.

SUMMARY OF ALLETE COMMON STOCK PURCHASES              SHARES            AMOUNT
--------------------------------------------------------------------------------
Millions Except Shares

2004    October                                        80,600            $ 2.7
        November                                      669,578             23.5
        December                                      262,600              9.4
2005    January                                       544,797             21.4
        February                                      214,928              8.9
--------------------------------------------------------------------------------
                                                    1,772,503            $65.9
--------------------------------------------------------------------------------

As of February 15, 2005, there were 2,727,884 unallocated shares of ALLETE common stock in the ESOP (2,001,505 shares at December 31, 2004), which reflects 759,725 shares purchased and 33,346 shares allocated in 2005. Pursuant to the American Institute of Certified Public Accountants' Statement of Position 93-6, "Employers' Accounting for Employee Stock Ownership Plans," unallocated ALLETE common stock currently held by the ESOP will be treated as unearned ESOP shares and not considered as outstanding for earnings per share computations. ESOP shares are included in earnings per share computations after they are allocated to participants.


                              --------------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.

                    ALLETE Form 8-K dated February 17, 2005                    1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

     -  ALLETE's ability to successfully implement its strategic objectives;
     - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of Wisconsin, and various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
     -  effects of restructuring initiatives in the electric industry;
     -  economic and geographic factors, including political and economic risks;
     - changes in and compliance with environmental and safety laws and policies;
     -  weather conditions;
     -  natural disasters;
     -  war and acts of terrorism;
     -  wholesale power market conditions;
     -  population growth rates and demographic patterns;
     - the effects of competition, including competition for retail and wholesale customers;
     -  pricing and transportation of commodities;
     -  changes in tax rates or policies or in rates of inflation;
     -  unanticipated project delays or changes in project costs;
     -  unanticipated changes in operating expenses and capital expenditures;
     -  global and domestic economic conditions;
     -  capital market conditions;
     -  changes in interest rates and the performance of the financial markets;
     -  competition for economic expansion or development opportunities;
     -  ALLETE's ability to manage expansion and integrate acquisitions; and
     - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed in Item 7 under the heading "Factors that May Affect Future Results" beginning on page 36 of ALLETE's 2004 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2004 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

2                   ALLETE Form 8-K dated February 17, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   ALLETE, Inc.



February 17, 2005                               James K. Vizanko
                               -------------------------------------------------
                                                James K. Vizanko
                               Senior Vice President and Chief Financial Officer



                    ALLETE Form 8-K dated February 17, 2005                    3